Exhibit 99.1
LETTER OF TRANSMITTAL
Relating to
Nordstrom, Inc.
Offers to Exchange

Up to $250,000,000 Principal Amount Outstanding of
Unregistered 2.300% Senior Notes due 2024
(CUSIP Nos. 655664 AV2, U04167 AC3;
ISIN Nos. US655664AV27, USU04167AC34)
for
a Like Principal Amount of
2.300% Senior Notes due 2024
which have been registered under the Securities Act of 1933

and

Up to $425,000,000 Principal Amount Outstanding of
Unregistered 4.250% Senior Notes due 2031
(CUSIP Nos. 655664 AW0, U04167 AD1;
ISIN Nos. US655664AW00, USU04167AD17)
for
a Like Principal Amount of
4.250% Senior Notes due 2041
which have been registered under the Securities Act of 1933

Pursuant to the Prospectus Dated , 2021

THE EXCHANGE OFFERS WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON , 2021, UNLESS EITHER EXCHANGE OFFER IS EXTENDED (SUCH DATE AND TIME, AS IT MAY BE EXTENDED WITH RESPECT TO EITHER OR BOTH OF THE EXCHANGE OFFERS, THE “EXPIRATION DATE”). TENDERS MAY BE WITHDRAWN PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE.

The Exchange Agent For The Exchange Offers Is:
Wells Fargo Bank, National Association

By Registered or Certified Mail	By Regular Mail or Courier	By Hand Delivery

Wells Fargo Bank, N.A. Corporate Trust Operations MAC N9303-121 P.O. Box 1517 Minneapolis, MN 55480	Wells Fargo Bank, N.A. Corporate Trust Operations MAC N9303-121 6th Street & Marquette Avenue Minneapolis, MN 55479	Wells Fargo Bank, N.A. Corporate Trust Operations Northstar East Building –12th Floor 608 Second Avenue South Minneapolis, MN 55402
or by facsimile at (877) 407-4679

to confirm by telephone or for information at (800) 344-5128
Delivery of this Letter of Transmittal to an address, or transmission via facsimile, other than as set forth above will not constitute a valid delivery. The instructions contained herein should be read carefully before this Letter of Transmittal is completed.
HOLDERS WHO WISH TO BE ELIGIBLE TO RECEIVE EXCHANGE NOTES FOR THEIR ORIGINAL NOTES PURSUANT TO EITHER OR BOTH OF THE EXCHANGE OFFERS, AS THE CASE MAY BE, MUST VALIDLY TENDER (AND NOT WITHDRAW) THEIR ORIGINAL NOTES TO THE EXCHANGE AGENT PRIOR TO THE EXPIRATION DATE.
By execution hereof, the undersigned acknowledges receipt of the Prospectus (the “Prospectus”) dated            , 2021, of Nordstrom, Inc., a Washington corporation (“Nordstrom” or the “Company”), which, together with this Letter of Transmittal and the instructions hereto (the “Letter of Transmittal”), constitute the Company’s Offers (the “Exchange Offers”) to exchange (i) an aggregate principal amount of up to $250,000,000 of its 2.300% Senior Notes due 2024 (the “2024 Exchange Notes”) that have been registered under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to a Registration Statement of which the Prospectus constitutes a part, for an equal principal amount of its outstanding unregistered 2.300% Senior Notes due 2024 (CUSIP Nos. 655664 AV2, U04167 AC3; ISIN Nos. US655664AV27, USU04167AC34) (the “Original 2024 Notes”), and (ii) an aggregate principal amount of up to $425,000,000 of its 4.250% Senior Notes due 2031 (the “2031 Exchange Notes” and, together with the 2024 Exchange Notes, the “Exchange Notes”) that have been registered under the Securities Act, pursuant to a Registration Statement of which the Prospectus constitutes a part, for an equal principal amount of its outstanding unregistered 4.250% Senior Notes due 2031 (CUSIP Nos. 655664 AW0, U04167 AD1; ISIN Nos. US655664AW00, USU04167AD17) (the “Original 2031 Notes” and, together with the Original 2024 Notes, the “Original Notes”), upon the terms and subject to the conditions set forth in the Prospectus. Capitalized terms used but not defined herein shall have the same meaning given to them in the Prospectus.

The Company has agreed that, for a period of 180 days after the consummation of each Exchange Offer, it will make this prospectus available to any broker-dealer for use in connection with resales.
Each holder of Original Notes wishing to participate in either or both of the Exchange Offers, as the case may be, except holders of Original Notes executing their tenders through the Automated Tender Offers Program (“ATOP”) procedures of The Depository Trust Company (“DTC”), should complete, sign and submit this Letter of Transmittal to the Exchange Agent, Wells Fargo Bank, National Association, on or prior to the applicable Expiration Date.
This Letter of Transmittal may be used to participate in the Exchange Offers if certificates representing Original Notes are to be physically delivered to the Exchange Agent or if Original Notes are to be tendered by effecting a book-entry transfer into the Exchange Agent’s account at DTC and instructions are not being transmitted through ATOP, for which the Exchange Offers are eligible. Unless you intend to tender your Original Notes through ATOP, you should complete, execute and deliver this Letter of Transmittal, along with any physical certificates for the Original Notes specified herein, to indicate the action you desire to take with respect to the Exchange Offers.
Holders of Original Notes tendering by book-entry transfer to the Exchange Agent’s account at DTC may execute tenders through ATOP, for which each Exchange Offer is eligible. Financial institutions that are DTC participants may execute tenders through ATOP by transmitting acceptance of the Exchange Offers to DTC on or prior to the applicable Expiration Date. DTC will verify acceptance of the Exchange Offers, execute a book-entry transfer of the tendered Original Notes into the account of the Exchange Agent at DTC and send to the Exchange Agent a “book-entry confirmation”, which shall include an agent’s message. An “agent’s message” is a message, transmitted by DTC to, and received by, the Exchange Agent and forming part of a book-entry confirmation, which states that DTC has received an express acknowledgement from a DTC participant tendering Original Notes that the participant has received and agrees to be bound by the terms of this Letter of Transmittal as an undersigned hereof and that the Company may enforce such agreement against the participant. Delivery of the agent’s message by DTC will satisfy the terms of the Exchange Offers as to execution and delivery of a Letter of Transmittal by the DTC participant identified in the agent’s message. Accordingly, holders who tender their Original Notes through DTC’s ATOP procedures shall be bound by, but need not complete, this Letter of Transmittal.
If you are a beneficial owner that holds Original Notes through Euroclear or Clearstream and wish to tender your Original Notes, you must instruct Euroclear or Clearstream, as the case may be, to block the account in respect of the tendered Original Notes in accordance with the procedures established by Euroclear or Clearstream. You are encouraged to contact Euroclear or Clearstream directly to ascertain their procedures for tendering Original Notes.
Tendering holders of Original Notes must tender Original Notes in minimum denominations of $2,000 and integral multiples of $1,000 in excess thereof. Exchange Notes will be issued in minimum denominations of $2,000 and integral multiples of $1,000 in excess thereof.
Any holder that is a bank, broker, or other custodial entity holding Original Notes on behalf of more than one beneficial owner may submit to the Exchange Agent a list of the aggregate principal amount of Original Notes owned by each such beneficial owner, and the Exchange Agent, in determining the aggregate principal amount of Exchange Notes to be issued to such holder, will treat each such beneficial owner as a separate holder.
Holders that anticipate tendering other than through DTC are urged to contact promptly a bank, broker or other intermediary (that has the capability to hold securities custodially through DTC) to arrange for receipt of Exchange Notes to be delivered pursuant to the applicable Exchange Offer(s) and to obtain the information necessary to provide the required DTC participant with account information in this Letter of Transmittal.
Nordstrom reserves the right, in its sole discretion, to amend, at any time, the terms and conditions of either Exchange Offer. Neither Exchange Offer is conditioned upon the other Exchange Offer, and we may terminate or extend one Exchange Offer without terminating or extending the other Exchange Offer. Nordstrom may terminate either Exchange Offer in its sole discretion. Nordstrom will give you notice of any applicable amendments, if required by applicable law. With respect to each Exchange Offer, the term “Expiration Date” shall mean the latest time and date to which such Exchange Offer is extended.
______________________________________________________________________________
NOTE: SIGNATURES MUST BE PROVIDED BELOW
PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY
The undersigned has completed, executed and delivered this Letter of Transmittal to indicate the action the undersigned desires to take with respect to one or both of the Exchange Offers.
The instructions included with this Letter of Transmittal must be followed. Questions and requests for assistance or for additional copies of the Prospectus or this Letter of Transmittal may be directed to the Exchange Agent.
HOLDERS WHO WISH TO ACCEPT AN EXCHANGE OFFER AND TENDER THEIR ORIGINAL NOTES MUST COMPLETE THIS LETTER OF TRANSMITTAL IN ITS ENTIRETY.
______________________________________________________________________________
TENDER OF ORIGINAL NOTES
To effect a valid tender of Original Notes through the completion, execution and delivery of this Letter of Transmittal, the undersigned must complete the tables below entitled “Method of Delivery” and “Description of Original Notes Tendered” and sign this Letter of Transmittal where indicated.
Exchange Notes will be delivered in book-entry form through DTC and only to the DTC account of the undersigned or the undersigned’s custodian, as specified in the table below entitled “Method of Delivery”.
We have not provided guaranteed delivery procedures in conjunction with either Exchange Offer or under any of the Prospectus or other materials provided therewith.

Failure to provide the information necessary to effect delivery of Exchange Notes will render such holder’s tender defective, and Nordstrom will have the right, which it may waive, to reject such tender without notice.
METHOD OF DELIVERY

CHECK HERE IF PHYSICAL CERTIFICATES FOR TENDERED ORIGINAL NOTES ARE BEING DELIVERED HEREWITH.

CHECK HERE IF TENDERED ORIGINAL NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH DTC.

PROVIDE BELOW THE NAME OF THE DTC PARTICIPANT AND PARTICIPANT’S ACCOUNT NUMBER IN WHICH THE TENDERED ORIGINAL NOTES ARE HELD AND/OR THE CORRESPONDING EXCHANGE NOTES ARE TO BE DELIVERED.

Name of Tendering Institution:

DTC Book-Entry Account No.:

Transaction Code No.:

CHECK HERE IF YOU ARE A BROKER-DEALER WHO ACQUIRED THE ORIGINAL NOTES FOR ITS OWN ACCOUNT AS A RESULT OF MARKET MAKING OR OTHER TRADING ACTIVITIES (A “PARTICIPATING BROKER-DEALER”) AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.

Name:

Address:
_____________________________________________________________________________
List below the Original Notes to which this Letter of Transmittal relates. If the space provided below is inadequate, the numbers and principal amount at maturity of Original Notes should be listed on a separate signed schedule affixed hereto.
DESCRIPTION OF ORIGINAL NOTES

Name(s) and Address(es) of Holder(s) (Please fill in, if blank)	Certificate Number(s)* (Attach signed list if necessary)	Aggregate Principal Amount Tendered (if less than all)**

TOTAL PRINCIPAL AMOUNT OF ORIGINAL NOTES TENDERED
* Need not be completed by Holders tendering by book-entry transfer.
** The principal amount of Original Notes tendered hereby must be in minimum denominations of $2,000 and integral multiples of $1,000 in excess thereof. See Instruction 4.

Note: Signatures must be provided below.
Please read the accompanying instructions carefully.
______________________________________________________________________________
PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:
Upon the terms and subject to the conditions of the applicable Exchange Offer(s), the undersigned hereby tenders to the Company the aggregate principal amount of the Original Notes indicated above. Subject to, and effective upon, the acceptance for exchange of the Original Notes tendered hereby, the undersigned hereby sells, assigns and transfers to, or upon the order of, the Company all right, title and interest in and to such Original Notes as are being tendered hereby upon the terms and subject to the conditions set forth in the Prospectus dated         , 2021 (as the same may be amended or supplemented from time to time, the “Prospectus”), receipt of which is acknowledged, and in this Letter of Transmittal. The undersigned hereby irrevocably constitutes and appoints the Exchange Agent its agent and attorney-in-fact (with full knowledge that the Exchange Agent also acts as the agent of the Company and an affiliate of the Exchange Agent acts as Trustee under the Indenture for the Original Notes and the Exchange Notes) with respect to the tendered Original Notes with full power of substitution to (1) deliver certificates for such Original Notes to the Company, or transfer ownership of such Original Notes on the account books maintained by DTC, together in either such case, with all accompanying evidences of transfer and authenticity to, or upon the order of, the Company and (2) present such Original Notes for transfer on the books of the Company and receive all benefits and otherwise exercise all rights of beneficial ownership of such Original Notes, all in accordance with the terms of the applicable Exchange Offer(s). The power of attorney granted in this paragraph shall be deemed irrevocable and coupled with an interest.
The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Original Notes tendered hereby and that the Company will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim when the same are accepted by the Company. The undersigned hereby further represents that it is not an “affiliate”, as defined in Rule 405 under the Securities Act of 1933, as amended (the “Securities Act”), of the Company, that any Exchange Notes to be received by it will be acquired in the ordinary course of business and that at the time of commencement of the applicable Exchange Offer(s) it had no arrangement with any person to participate in a distribution of the Exchange Notes.
In addition, if the undersigned is a broker-dealer, the undersigned represents that it is not engaged in, and does not intend to engage in, a distribution of the Exchange Notes. If the undersigned is a broker-dealer that will receive Exchange Notes for its own account in exchange for Original Notes, it represents that the Original Notes to be exchanged for Exchange Notes were acquired by it as a result of market-making activities or other trading activities and acknowledges that it will deliver a prospectus in connection with any resale of such Exchange Notes; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an “underwriter” within the meaning of the Securities Act.
The Company has agreed that, subject to the provisions of the Registration Rights Agreement, the Prospectus, as it may be amended or supplemented from time to time, may be used by a participating broker-dealer (as defined below) in connection with resales of Exchange Notes received in exchange for Original Notes, where such Original Notes were acquired by such participating broker-dealer for its own account as a result of market-making activities or other trading activities, for a period ending 180 days after the consummation of the applicable Exchange Offer or, if earlier, when all such Exchange Notes have been disposed of by such participating broker-dealer. In that regard, each broker-dealer who acquired Original Notes for its own account as a result of market-making or other trading activities (a “participating broker-dealer”), by tendering such Original Notes and executing this Letter of Transmittal, agrees that, upon receipt of notice from the Company of the occurrence of any event or the discovery of any fact which makes any statement contained or incorporated by reference in the Prospectus untrue in any material respect or which causes the Prospectus to omit to state a material fact necessary in order to make the statements contained or incorporated by reference therein, in light of the circumstances under which they were made, not misleading, or of the occurrence of certain other events specified in the Registration Rights Agreement, such participating broker-dealer will suspend the sale of Exchange Notes pursuant to the Prospectus until the Company has amended or supplemented the Prospectus to correct such misstatement or omission and has furnished copies of the amended or supplemented Prospectus to the participating broker-dealer or the Company has given notice that the sale of the Exchange Notes may be resumed, as the case may be. If the Company gives such notice to suspend the sale of the Exchange Notes, it shall extend the 180-day period referred to above during which participating broker-dealers are entitled to use the Prospectus in connection with the resale of Exchange Notes by the number of days during the period from and including the date of the giving of such notice to and including the date when participating broker-dealers shall have received copies of the supplemented or amended Prospectus necessary to permit resales of the Exchange Notes or to and including the date on which the Company has given notice that the sale of Exchange Notes may be resumed, as the case may be.
The undersigned also acknowledges that the Exchange Offers are being made by the Company based upon the Company’s understanding of an interpretation by the staff of the Securities and Exchange Commission (the “Commission”) as set forth in no-action letters issued to third parties, that the Exchange Notes issued in exchange for the Original Notes pursuant to the applicable Exchange Offer may be offered for resale, resold and otherwise transferred by holders thereof, without compliance with the registration and prospectus delivery provisions of the Securities Act, provided that: (1) such holders are not affiliates of the Company within the meaning of Rule 405 under the Securities Act; (2) such Exchange Notes are acquired in the ordinary course of such holders’ business; (3) such holders are not engaged in, and do not intend to engage in, a distribution of such Exchange Notes and have no arrangement or understanding with any person to participate in the distribution of such Exchange Notes; and (4) such holders are not broker-dealers tendering Original Notes that have been acquired from the Company for their own account. However, the staff of the Commission has not considered the Exchange Offers in the context of a no-action letter, and there can be no assurance that the staff of the Commission would make a similar determination with respect to the Exchange Offers as in other circumstances. If a holder of Original Notes is an affiliate of the Company, acquires the Exchange Notes other than in the ordinary course of such holder’s business or is engaged in or intends to engage in a distribution of the Exchange Notes or has any arrangement or understanding with respect to the distribution of the Exchange Notes to be acquired pursuant to the applicable Exchange Offer, such holder could not rely on the applicable interpretations of the staff of the Commission and must comply with the registration and prospectus delivery requirements of the Securities Act in connection with any secondary resale transaction.
The undersigned will, upon request, execute and deliver any additional documents deemed by the Company to be necessary or desirable to complete the sale, assignment and transfer of the Original Notes tendered hereby. All authority conferred or agreed to be conferred in this Letter of Transmittal and every obligation of the undersigned hereunder shall be binding upon the successors, assigns, heirs, executors, administrators, trustees in bankruptcy and legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned. This tender may be withdrawn only in accordance with the procedures set forth in “The Exchange Offers — Withdrawal of Tenders” section of the Prospectus. All authority conferred or agreed to be conferred by this Letter of Transmittal shall survive the death, incapacity or dissolution of the undersigned and every obligation under this Letter of Transmittal shall be binding upon the undersigned’s heirs, personal representatives, successors and assigns.
For purposes of the Exchange Offers, the Company shall be deemed to have accepted validly tendered Original Notes when and if the Company has given oral or written notice thereof to the Exchange Agent. If any tendered Original Notes are not accepted for exchange pursuant to the Exchange Offers for any reason, certificates for any such unaccepted Original Notes will be returned (except as noted below with respect to tenders through DTC), without expense, to the undersigned at the address shown below or at a different address shown below or at a different address as may be indicated under “Special Issuance Instructions” as promptly as practicable after the Expiration Date.
Unless otherwise indicated under “Special Issuance Instructions” below, please deliver the Exchange Notes in the name of the undersigned or, in the case of a book-entry delivery of Original Notes, please credit the account indicated above maintained at DTC. Similarly, unless otherwise indicated under the box entitled “Special Delivery Instructions” below, please send the Exchange Notes to the undersigned at the address shown above in the box entitled “Description of Original Notes Tendered” unless tender is being made through DTC. In the event that both “Special Issuance Instructions” and “Special Delivery Instructions” are completed, please issue the certificates representing the Exchange Notes issued in exchange for the Original Notes accepted for exchange and return any Original Notes not tendered or not exchanged in the name(s) of, and send said certificates to, the person(s) so indicated. The undersigned recognizes that the Company has no obligation pursuant to the “Special Issuance

Instructions” and “Special Delivery Instructions” to transfer any Original Notes from the name of the registered holder(s) thereof if the Company does not accept for exchange any of the Original Notes so tendered.
______________________________________________________________________________
THE UNDERSIGNED, BY COMPLETING THE BOX ENTITLED “DESCRIPTION OF ORIGINAL NOTES” ABOVE AND SIGNING THIS LETTER OF TRANSMITTAL, WILL BE DEEMED TO HAVE TENDERED THE ORIGINAL NOTES AS SET FORTH IN SUCH BOX ABOVE.

SPECIAL ISSUANCE INSTRUCTIONS (See Instructions 3 and 4)	SPECIAL DELIVERY INSTRUCTIONS (See Instructions 3 and 4)

To be completed ONLY if certificates for Original Notes in a principal amount not tendered or not accepted are to be issued in the name of someone other than the undersigned, or if Original Notes are to be returned by credit to an account maintained by DTC other than the account designated above.
Issue certificates for Original Notes not tendered or not accepted to:
Name: ______________________________
(Please Print)
Address:_____________________________
(Please Print)
Zip Code
Taxpayer Identification or Social Security Number
(Such person(s) must also complete the Substitute
Form W-9, a Form W-8BEN,
a Form W-8ECI or a Form W-8IMY, as applicable)
Credit unaccepted Original Notes tendered by book-entry transfer to:
(DTC Account Number)

To be completed ONLY if certificates for Original Notes in a principal amount not tendered or not accepted are to be sent to someone other than the undersigned at an address other than that shown above.
Deliver certificates for Exchange Notes not tendered or not accepted to:
Name: ______________________________
(Please Print)
Address: _____________________________
(Please Print)
Zip Code
Taxpayer Identification or Social Security Number
(Such person(s) must also complete the Substitute
Form W-9, a Form W-8BEN,
a Form W-8ECI or a Form W-8IMY, as applicable)

IMPORTANT: This Letter of Transmittal or a facsimile hereof or an agent’s message in lieu thereof (together with the certificates for Original Notes or a book-entry confirmation and all other required documents) must be received by the Exchange Agent prior to 5:00 p.m. New York City time, on the applicable Expiration Date.
PLEASE READ THIS ENTIRE LETTER OF TRANSMITTAL
CAREFULLY BEFORE COMPLETING ANY BOX ABOVE.
IN ORDER TO VALIDLY TENDER ORIGINAL NOTES FOR EXCHANGE, HOLDERS OF ORIGINAL NOTES MUST COMPLETE, EXECUTE, AND DELIVER THE LETTER OF TRANSMITTAL OR A PROPERLY TRANSMITTED AGENT’S MESSAGE.
______________________________________________________________________________
PLEASE SIGN HERE
(To be Completed By All Tendering Holders of Original Notes Regardless of Whether Original Notes Are Being Physically Delivered Herewith, Other Than Holders Effecting Delivery Through ATOP)
By completing, executing and delivering this Letter of Transmittal, the undersigned hereby tenders to Nordstrom the principal amount of the Original Notes listed in the table entitled “Description of Original Notes.”
This Letter of Transmittal must be signed by the holder(s) of Original Notes exactly as their name(s) appear(s) on certificate(s) for Original Notes or, if tendered by a participant in DTC, exactly as such participant’s name appears on a security position listing as the owner of Original Notes, or by person(s) authorized to become registered Holder(s) by endorsements and documents transmitted with this Letter of Transmittal. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below under “Capacity” and submit evidence satisfactory to the Company of such person’s authority to so act. See Instruction 3 herein.
If the signature appearing below is not of the registered Holder(s) of the Original Notes, then the registered Holder(s) must sign a valid proxy.

X	Date:
X	Date:
Signature(s) of Holder(s) or Authorized Signatory

Name(s):		Address

	(Please Print)		(Including Zip Code)
Capacity (full title)		Area Code and Telephone No.
SIGNATURE GUARANTEE
(Certain Signatures Must Be Guaranteed by an Eligible Institution—See Instruction 3 herein)
(Name of Eligible Institution Guaranteeing Signatures)
(Address (including zip code) and Telephone Number (including area code) of Firm)
(Authorized Signature)
(Printed Name)
(Title)
Dated
______________________________________________________________________________
INSTRUCTIONS
Forming Part of the Terms and Conditions
of the Exchange Offers

1.	Delivery of this Letter of Transmittal.
This Letter of Transmittal or, in lieu thereof, a message from DTC stating that the holder has expressly acknowledged receipt of, and agrees to be bound by and held accountable by, this Letter of Transmittal (a “Book-Entry Acknowledgement”) is to be completed by or received with respect to holders of Original Notes either if certificates are to be forwarded herewith or if tenders are to be made pursuant to the procedures for delivery by book-entry transfer set forth in “The Exchange Offers—Procedures for Tendering Original Notes” section of the Prospectus. Certificates for all physically tendered Original Notes (or Book-Entry Confirmation), as well as a properly completed and duly executed letter of transmittal (or facsimile thereof) and any other documents required by this Letter of Transmittal (or, in lieu thereof, a Book-Entry Acknowledgement), must be received by the Exchange Agent at the address set forth herein on or prior to the Expiration Date of such Exchange Offer. Original Notes tendered hereby must be in denominations of $2,000 and any integral multiple of $1,000 in excess thereof.
The method of delivery of this Letter of Transmittal, the Original Notes and all other required documents is at the election and risk of the tendering holders. Instead of delivery by mail, it is recommended that holders use an overnight or hand delivery service. In all cases, sufficient time should be allowed to assure delivery to the Exchange Agent before the Expiration Date of such Exchange Offer. No letter of transmittal or Original Notes should be sent to the Company. Holders may request their respective brokers, dealers, commercial banks, trust companies or nominees to effect the tenders for such holders.
See “The Exchange Offers” section of the Prospectus.

2.	Partial Tenders (not applicable to holders of Original Notes who tender by book-entry transfer); Withdrawals.

If less than all of the Original Notes evidenced by a submitted certificate are to be tendered, the tendering holder(s) should fill in the aggregate principal amount of Original Notes to be tendered in the box above entitled “Description of Original Notes — Aggregate Principal Amount of Original Notes Tendered.” A newly reissued certificate for the Original Notes submitted but not tendered will be sent to such holder as soon as practicable after the applicable Expiration Date. All of the Original Notes delivered to the Exchange Agent will be deemed to have been tendered unless otherwise clearly indicated.
If not yet accepted, a tender pursuant to the Exchange Offers may be withdrawn at any time prior to 5:00 p.m. on the applicable Expiration Date. To be effective with respect to the tender of Original Notes, a written or facsimile transmission notice of withdrawal must: (i) be received by the Exchange Agent prior to the applicable Expiration Date; (ii) specify the name of the person who deposited the Original Notes to be withdrawn; (iii) identify the Original Notes to be withdrawn (including the certificate number(s), if any, and principal amount of such Original Notes); (iv) be signed by the depositor in the same manner as the original signature on this Letter of Transmittal by which such Original Notes were tendered (including any required signature guarantees) or be accompanied by documents of transfer sufficient to have the trustee register the transfer of such Original Notes into the name of the person withdrawing the tender; and (v) specify the name in which any such Original Notes are to be registered, if different from that of the depositor. The Exchange Agent will return the properly withdrawn Original Notes promptly following receipt of notice of withdrawal. If Original Notes have been tendered pursuant to the procedure for book-entry transfer, any notice of withdrawal must specify the name and number of the account at DTC to be credited with the withdrawn Original Notes or otherwise comply with DTC’s procedures. All questions as to the validity of notices of withdrawal, including time of receipt, will be determined by the Company, and such determination will be final and binding on all parties.

3.	Signatures on this Letter of Transmittal, Bond Powers and Endorsements; Guarantee of Signatures.
If this Letter of Transmittal is signed by the registered holder(s) of the Original Notes tendered hereby, the signature must correspond exactly with the name as written on the face of the certificates without alteration, enlargement or any change whatsoever.
If any tendered Original Notes are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.
If any tendered Original Notes are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate copies of this Letter of Transmittal as there are different registrations of certificates.
When this Letter of Transmittal is signed by the registered holder(s) (which term, for the purposes described herein, shall include DTC as the owner of the Original Notes) of the Original Notes specified herein and tendered hereby, no endorsements of certificates or separate bond powers are required. If, however, the Exchange Notes are to be issued to a person other than the registered holder(s), then endorsements of any certificates transmitted hereby or separate bond powers are required. Signatures on such certificates must be guaranteed by an Eligible Institution (as defined below).
If this Letter of Transmittal is signed by a person other than the registered holder(s) of any Original Notes specified therein, such certificate(s) must be endorsed by such registered holder(s) or accompanied by separate written instruments of transfer or endorsed in blank by such registered holder(s) in form satisfactory to the Company and duly executed by the registered holder, in either case signed exactly as such registered holder’s or holders’ name(s) appear(s) on the Original Notes.
If this Letter of Transmittal or any certificates of Original Notes or separate written instruments of transfer or exchange are signed or endorsed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing and, unless waived by the Company, evidence satisfactory to the Company of their authority to so act must be submitted with this Letter of Transmittal.

Signature on a Letter of Transmittal or a notice of withdrawal, as the case may be, must be guaranteed by an Eligible Institution unless the Original Notes tendered pursuant thereto are tendered (i) by a registered holder who has not completed the box entitled “Special Payment Instructions” or “Special Delivery Instructions” on the Letter of Transmittal or (ii) for the account of an Eligible Institution. In the event that signatures on a Letter of Transmittal or a notice of withdrawal, as the case may be, are required to be guaranteed, such guarantee must be by a member firm of a registered national securities exchange or of the Financial Industry Regulatory Authority, Inc., a commercial bank or trust company having an office or correspondent in the United States or an “eligible guarantor institution” within the meaning of Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended (an “Eligible Institution”).

4.	Special Issuance and Delivery.
Tendering Holders of Original Notes should indicate in the applicable box the name and address to which substitute certificates representing Original Notes for any Original Notes not exchanged are to be issued or sent or, in the case of a book-entry delivery of Original Notes, the appropriate DTC participant name and number, if different from the name or address or the DTC participant name and number, as the case may be, of the person signing this Letter of Transmittal. In the case of issuance in a different name, the employer identification or social security number of the person named also must be indicated. Holders tendering Original Notes by book-entry transfer may request that Original Notes not exchanged be credited to such account maintained at DTC as such note holder may designate hereon. If no such instructions are given, such Original Notes not exchanged will be returned to the name and address or the account maintained at DTC, as the case may be, of the person signing this Letter of Transmittal.

5.	Tax Identification Number and Backup Withholding.
An exchange of Original Notes for Exchange Notes should not be treated as a taxable exchange or other taxable event for U.S. federal income tax purposes. In particular, no backup withholding or information reporting is expected to be required in connection with such an exchange. However, U.S. federal income tax law generally requires that payments of principal and interest on a note to a holder be subject to backup withholding unless such holder provides the payor with such holder’s correct Taxpayer Identification Number (“TIN”) on the Substitute Form W-9 below or otherwise establishes a basis for exemption. If such holder is an individual, the TIN is his or her social security number. If the payor is not provided with the current TIN or an adequate basis for an exemption, such tendering holder may be subject to a $50 penalty imposed by the Internal Revenue Service (“IRS”). In addition, such holder may be subject to backup withholding in an amount that is currently 24% of all reportable payments of principal and interest.
Certain holders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. Such holders should nevertheless complete the attached Substitute Form W-9 below, and check the box marked “For Payees Exempt from Backup Withholding” in Part 2, to avoid possible erroneous backup withholding. If the tendering holder of Original Notes is a nonresident alien or foreign entity not subject to backup withholding, such holder must give the Company a completed Form W-8BEN Certificate of Foreign Status of Beneficial Owner for United States Tax Withholding, or other appropriate Form W-8. These forms may be obtained from the Exchange Agent or from the IRS’s website, www.irs.gov. See the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 (the “W-9 Guidelines”) for additional instructions.
To prevent backup withholding on reportable payments of principal and interest, each tendering holder of Original Notes must provide its correct TIN by completing the Substitute Form W-9 set forth below, certifying that the TIN provided is correct (or that such holder is awaiting a TIN) and that (i) the holder is exempt from backup withholding, (ii) the holder has not been notified by the IRS that such holder is subject to backup withholding as a result of a failure to report all interest or dividends or (iii) the IRS has notified the holder that such holder is no longer subject to backup withholding. If the Original Notes are in more than one name or are not in the name of the actual owner, such holder should consult the W-9 Guidelines for information on which TIN to report. If the Exchange Agent is provided with an incorrect TIN, or if a holder makes false statements resulting in no backup withholding, such holder may be subject to penalties imposed by the IRS.

If a tendering holder of Original Notes does not have a TIN, such holder should consult the W-9 Guidelines for instructions on applying for a TIN, check the box in Part 2 of the Substitute Form W-9 and write “Applied For” in Part 1 in lieu of its TIN. Checking this box in Part 2 and writing “Applied For” in Part 1 means that such holder has already applied for a TIN or that such holder intends to apply for one in the near future. In this case, backup withholding at a rate currently of 24% will nevertheless apply to all reportable payments made by such holder. If such a holder furnishes its TIN to the Company within 60 calendar days, however, any amounts so withheld shall be refunded to such holder.
If backup withholding applies, the payor will withhold the appropriate percentage (currently 24%) from payments to the payee. Backup withholding is not an additional Federal income tax. Rather, the Federal income tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in overpayment of taxes, a refund may be obtained from the IRS.

6.	Transfer Taxes.
Holders who tender their Original Notes for exchange will not be obligated to pay any transfer taxes in connection therewith. If, however, Exchange Notes are to be delivered to, or are to be issued in the name of, any person other than the registered holder of the Original Notes tendered hereby, or if tendered Original Notes are registered in the name of any person other than the person signing this Letter of Transmittal, or if a transfer tax is imposed for any reason other than the exchange of Original Notes in connection with the Exchange Offers, the amount of any such transfer taxes (whether imposed on the registered holder or any other persons) will be payable by the tendering holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted herewith, the amount of such transfer taxes will be billed directly to such tendering holder.
Except as provided in this Instruction 6, it will not be necessary for transfer tax stamps to be affixed to the Original Notes specified in this Letter of Transmittal.
7.    Validity of Tenders.
All questions as to the validity, form, eligibility (including time of receipt), acceptance and withdrawal of tendered Original Notes will be determined by the Company in its sole discretion, which determination will be final and binding. The Company reserves the absolute right to reject any and all Original Notes not properly tendered or any Original Notes the Company’s acceptance of which would, in the opinion of counsel for the Company, be unlawful. The Company also reserves the right to waive any irregularities or conditions of tender as to particular Original Notes. The Company’s interpretation of the terms and conditions of the Exchange Offers (including the instructions in this Letter of Transmittal) will be final and binding on all parties. Unless waived, any defects or irregularities in connection with tenders of Original Notes must be cured within such time as the Company shall determine.
Neither the Company, the Exchange Agent nor any other person shall be under any duty to give notification of defects or irregularities with respect to tenders of Original Notes, nor shall any of them incur any liability for failure to give such notification. Tenders of Original Notes will not be deemed to have been made until such defects or irregularities have been cured or waived. Any Original Notes received by the Exchange Agent that are not properly tendered and as to which the defects or irregularities have not been cured or waived will be returned without cost by the Exchange Agent to the tendering Holders of Original Notes, unless otherwise provided in this Letter of Transmittal, as soon as practicable following the applicable Expiration Date.

8.	Waiver of Conditions.
The Company reserves the right to waive satisfaction of any or all conditions enumerated in the Prospectus at any time and from time to time prior to the applicable Expiration Date.

9.	No Conditional Tenders.
No alternative, conditional, irregular or contingent tenders will be accepted. All tendering holders of Original Notes, by execution of this Letter of Transmittal or, in lieu thereof, a Book-Entry Acknowledgement, shall waive any right to receive notice of the acceptance of their Original Notes for exchange.

None of the Company, the Exchange Agent or any other person is obligated to give notice of any defect or irregularity with respect to any tender of Original Notes nor shall any of them incur any liability for failure to give any such notice.

10.	Mutilated, Lost, Stolen or Destroyed Original Notes.
Any holder whose Original Notes have been mutilated, lost, stolen or destroyed should contact the Exchange Agent at the address indicated above for further instructions.

11.	Requests for Assistance or Additional Copies.
Questions relating to the procedure for tendering, as well as requests for additional copies of the Prospectus and this Letter of Transmittal, may be directed to the Exchange Agent, at the address and telephone number indicated above.

TO BE COMPLETED BY ALL TENDERING HOLDERS (See Instruction 5)
PAYER’S NAME: Nordstrom, Inc.

SUBSTITUTE Form W-9 Department of the Treasury Internal Revenue Service Payer’s Request for Taxpayer Identification Number (“TIN”) and Certification
Name (as shown on your income tax return)
Business Name, if different from above
Check appropriate box:
Individual/Sole proprietor Corporation Partnership S Corporation
Limited liability company. Enter the tax classification (C=corporation, P=partnership, S=S corporation)
Other (please specify) ______________
For Payees Exempt from Backup Withholding — Check the box if you are NOT subject to backup withholding (see instructions).
For Payees Exempt from FATCA reporting — Check the box if you are NOT subject to FATCA reporting and list the reporting code (see instructions). ____________

Address
City, state, and ZIP code

Part 1 — Taxpayer Identification Number — Please provide your TIN in the box at right and certify by signing and dating below. If awaiting TIN, write “Applied For” in the box at right, certify by signing and dating below, and complete the following “Certificate of Awaiting Taxpayer Identification Number” box.
Social Security Number OR Employer Identification Number
PART 2 — Certification — Under penalties of perjury, I certify that:

The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me),
I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding, and
I am a U.S. person (including a U.S. resident alien).
The FATCA code entered on this form (if any) indicating that I am exempt from FATCA reporting is correct.
Certification Instructions. — You must cross out item 2 above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return.

The Internal Revenue Service does not require your consent to any provision of this document other than the certifications required to avoid backup withholding. SIGNATURE DATE
CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER
I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (1) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office, or (2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of payment, all reportable payments made to me will be subject to backup withholding (currently at the rate of 24%), until I provide a Taxpayer Identification Number.
Signature Date , 20

GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
NUMBER ON SUBSTITUTE FORM W-9
Guidelines For Determining the Proper Identification Number to Give the Payer – Social Security Numbers (“SSNs”) have nine digits separated by two hyphens: i.e., 000-00-000. Employer Identification Numbers (“EINs”) have nine digits separated by only one hyphen: i.e., 00-0000000. The table below will help determine the number to give the payer. All “section” references are to the Internal Revenue Code of 1986, as amended. “IRS” is the Internal Revenue Service.

For this type of account:		Give the NAME and SOCIAL SECURITY NUMBER or EMPLOYER IDENTIFICATION NUMBER of	For this type of account:		Give the NAME and EMPLOYER IDENTIFICATION NUMBER of

1.	Individual	The individual	6.	A valid trust, estate, or pension trust	Legal entity (4)

2.	Two or more individuals (joint account)	The actual owner of the account or, if combined funds, the first individual on the account(1)	7.	Corporation or LLC electing corporate status on Form 8832	The corporation

3.	Custodian account of a minor (Uniform Gift to Minors Act)	The minor(2)	8.	Association, club, religious, charitable, educational or other tax-exempt organization	The organization

4.	a. The usual revocable savings trust (grantor is also trustee)	The grantor-trustee(1)	9.	Partnership or multi-member LLC	The partnership or LLC

	b. The so-called trust account that is not a legal or valid trust under State law	The actual owner(1)	10.	A broker or registered nominee	The broker or nominee

5.	Sole proprietorship or single-owner LLC	The owner(3)

(1)	List first and circle the name of the person whose SSN you furnish. If only one person on a joint account has an SSN, that person’s number must be furnished.

(2)	Circle the minor’s name and furnish the minor’s SSN.

(3)	You must show your individual name and you may also enter your business or “doing business as” name. You may use either your SSN or EIN (if you have one). If you are a sole proprietor, the Internal Revenue Service encourages you to use your SSN.

(4)	List first and circle the name of the legal trust, estate or pension trust. (Do not furnish the Taxpayer Identification Number of the personal representative or trustee unless the legal entity itself is not designated in the account title).

NOTE:	If no name is circled when more than one name is listed, the number will be considered to be that of the first name listed.

GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
NUMBER ON SUBSTITUTE FORM W-9

Purpose of Form
A person who is required to file an information return with the IRS must get your correct Taxpayer Identification Number (“TIN”) to report, for example, income paid to you. Use Substitute Form W-9 to give your correct TIN to the Exchange Agent and, when applicable, (1) to certify the TIN you are giving is correct (or you are waiting for a number to be issued), (2) to certify you are not subject to backup withholding, or (3) to claim exemption from backup withholding if you are an exempt payee. The TIN provided must match the name given on the Substitute Form W-9.
How to Get a TIN
If you do not have a TIN, apply for one immediately. To apply for an SSN, obtain Form SS-5, Application for a Social Security Card, at the local office of the Social Security Administration or get this form on-line at www.ssa.gov/online/ss-5.pdf. You may also obtain this form by calling 1-800-772-1213. You can apply for an EIN online by accessing the IRS website at www.irs.gov/businesses and clicking on Employer ID Numbers under Businesses Topics. Use Form W-7, Application for IRS Individual Taxpayer Identification Number, to apply for an individual TIN, or Form SS-4, Application for Employer Identification Number, to apply for an EIN. You can get Forms W-7 and SS-4 from the IRS by calling 1-800-TAXFORM (1-800-829-3676) or from the IRS web site at www.irs.gov.
If you do not have a TIN, write “Applied For” in Part 1, complete the “Certificate of Awaiting Taxpayer Identification Number”, and sign and date this Substitute Form W-9 and give it to the Exchange Agent.
Note: Writing “Applied For” on the form means that you have already applied for a TIN OR that you intend to apply for one soon. As soon as you receive your TIN, complete another substitute Form W-9, include your TIN, sign and date the form, and give it to the Exchange Agent.
CAUTION: A domestic entity that is disregarded for U.S. federal income tax purposes that has a foreign owner must use the appropriate Form W-8.
Payees Exempt from Backup Withholding
Generally, individuals (including sole proprietors) are NOT exempt from backup withholding. Corporations are exempt from backup withholding for certain payments, such as interest and dividends.
Note: If you are exempt from backup withholding, you should still complete Substitute Form W-9 to avoid possible erroneous backup withholding. If you are exempt, enter your correct TIN in Part 1, check the box marked “For Payees Exempt from Backup Withholding” in Part 2, and sign and date the form. If you are a nonresident alien or a foreign entity not subject to backup withholding, give the Exchange Agent the appropriate completed Form W-8, Certificate of Foreign Status.
The following is a list of payees that may be exempt from backup withholding and for which no information reporting is required. For interest and dividends, all listed payees are exempt except for those listed in item (9). For broker transactions, payees listed in (1) through (13) and any person registered under the Investment Advisers Act of 1940 who regularly acts as a broker are exempt. Payments subject to reporting under sections 6041 and 6041A are generally exempt from backup withholding only if made to payees described in items (1) through (7). However, the following payments made to a corporation (including gross proceeds paid to an attorney under section 6045(f), even if the attorney is a corporation) and reportable on Form 1099-MISC are not exempt from backup withholding: (i) medical and health care payments, (ii) attorneys’ fees, and (iii) payments for services paid by a federal executive agency. Only payees described in items (1) through (5) are exempt from backup withholding for barter exchange transactions and patronage dividends.

(1)	An organization exempt from tax under section 501(a), or an individual retirement plan (“IRA”), or a custodial account under section 403(b)(7), if the account satisfies the requirements of section 401(f)(2).

(2)	The United States or any of its agencies or instrumentalities.

(3)	A state, the District of Columbia, a possession of the United States, or any of their subdivisions or instrumentalities.

(4)	A foreign government or any of its political subdivisions, agencies or instrumentalities.

(5)	An international organization or any of its agencies or instrumentalities.

(6)	A corporation.

(7)	A foreign central bank of issue.

(8)	A dealer in securities or commodities required to register in the United States, the District of Columbia, or a possession of the United States.

(9)	A futures commission merchant registered with the Commodity Futures Trading Commission.

(10)	A real estate investment trust.

(11)	An entity registered at all times during the tax year under the Investment Company Act of 1940.

(12)	A common trust fund operated by a bank under section 584(a).

(13)	A financial institution.

(14)	A middleman known in the investment community as a nominee or custodian.

(15)	An exempt charitable remainder trust, or a non-exempt trust described in section 4947.
Certain payments that are not subject to information reporting are also not subject to backup withholding. For details, see sections 6041, 6041A, 6042, 6044, 6045, 6049, 6050A and 6050N, and the regulations promulgated thereunder.
Exemption from FATCA reporting code.
The following codes identify payees that are exempt from reporting under FATCA. These codes apply to persons submitting this form for accounts maintained outside of the United States by certain foreign financial institutions. Therefore, if you are only submitting this form for an account you hold in the United States, you may leave this field blank. A requester may indicate that a code is not required by providing you with a Form W-9 with “Not Applicable” (or any similar indication) written or printed on the line for a FATCA exemption code.
A—An organization exempt from tax under section 501(a) or any individual retirement plan as defined in section 7701(a)(37)
B—The United States or any of its agencies or instrumentalities
C—A state, the District of Columbia, a U.S. commonwealth or possession, or any of their political subdivisions or instrumentalities
D—A corporation the stock of which is regularly traded on one or more established securities markets, as described in Regulations section 1.1472-1(c)(1)(i)
E—A corporation that is a member of the same expanded affiliated group as a corporation described in Regulations section 1.1472-1(c)(1)(i)
F—A dealer in securities, commodities, or derivative financial instruments (including notional principal contracts, futures, forwards, and options) that is registered as such under the laws of the United States or any state
G—A real estate investment trust
H—A regulated investment company as defined in section 851 or an entity registered at all times during the tax year under the Investment Company Act of 1940
I—A common trust fund as defined in section 584(a)
J—A bank as defined in section 581
K—A broker
L—A trust exempt from tax under section 664 or described in section 4947(a)(1)
M—A tax exempt trust under a section 403(b) plan or section 457(g) plan
Privacy Act Notice. Section 6109 of the Internal Revenue Code requires you to give your correct TIN to persons who must file information returns with the IRS to report interest, dividends, and certain other income paid to you, mortgage interest you paid, the acquisition or abandonment of secured property, cancellation of debt, or contributions you made to an IRA or Archer MSA or HSA. The IRS uses the numbers for identification purposes and to help verify the accuracy of your tax return. The IRS may also provide this information to the Department of Justice for civil and criminal litigation and to cities, states, the District of Columbia and U.S. possessions to carry out their tax laws. The IRS may also disclose this information to other countries under a tax treaty, or to federal and state agencies to enforce federal non-tax criminal laws, or to federal law enforcement and intelligence agencies to combat terrorism.
You must provide your TIN whether or not you are required to file a tax return. Payers must generally withhold (currently at the rate of 28%) from taxable interest, dividends, and certain other payments to a payee who does not give a TIN to a payer. Certain penalties may also apply including those listed below.
Penalties
Failure to Furnish TIN. If you fail to furnish your correct TIN to a requester, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.
Civil Penalty for False Information With Respect to Withholding. If you make a false statement with no reasonable basis which results in no imposition of backup withholding, you are subject to a penalty of $500.
Criminal Penalty for Falsifying Information. Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.
Misuse of TINs. If the requester discloses or uses TINs in violation of federal law, the requester may be subject to civil and criminal penalties.
FOR ADDITIONAL INFORMATION, CONTACT YOUR TAX ADVISOR OR THE INTERNAL REVENUE SERVICE.